                                                                    Exhibit 99.1

Contacts:   Frank Marcucci                   Deborah Stapleton or Kristine Mozes
            Chief Financial Officer          Stapleton Communications Inc.
            (610) 431-9600                   (650) 470-4225

  AMKOR TECHNOLOGY, INC. REPORTS REVENUES AND EARNINGS FOR SECOND QUARTER 1998

West Chester, Penn. - July 22, 1998 -- Amkor Technology, Inc. (Nasdaq: AMKR) today reported financial results for the second quarter ended June 30, 1998.

Revenues for the second quarter of 1998 were $384.7 million, up 10 percent from $350.5 million in revenues reported for the second quarter of 1997, and up 3 percent from the $371.7 million in revenues reported for the first quarter of 1998.

Pro forma net income* for the second quarter of 1998 was $20.8 million. This compares with pro forma net income of $7.6 million for the second quarter of 1997 and pro forma net income of $9.6 million for the first quarter of 1998. Pro forma earnings per share for the second quarter of 1998 were $0.19 on the basis of 116.4 million weighted average shares outstanding. This compares with pro forma earnings per share of $0.09 for the second quarter of 1997, and pro forma earnings per share of $0.12 for the first quarter of 1998. All per share amounts are computed on a diluted basis.

Revenues for the six-month period ended June 30, 1998 were $756.5 million, up 14 percent from $663.5 million in revenue a year ago. Pro forma net income for the six months ended June 30, 1998 was $30.4 million. This compares with pro forma net income of $1.2 million for the six-month period ended June 30, 1997. Pro forma earnings per share for the first six months of 1998 were $0.32 on the basis of 99.5 million weighted average shares outstanding. This compares with pro forma earnings per share of $0.01 for the six months ended June 30, 1997.


-------------------
* (Prior to April 28, 1998 certain of the Company's subsidiaries were taxed as S Corporations and, as a result, did not recognize any provision for Federal income taxes. All pro forma financial data included herein include a pro forma provision to reflect the U.S. Federal income taxes, which would have been recorded by the Company if these subsidiaries had been C Corporations.)

Amkor Technology, Inc. Reports Earnings for Q2 1998
July 22, 1998
Page 2



"We are very pleased with our performance in the second quarter, which was a challenging time in the worldwide semiconductor industry," said John Boruch, Amkor's president and chief operating officer. "We continued to increase sales of our advanced products. The resulting favorable shift in our product mix, plus the impact of our cost reduction programs and favorable margins on customer shipments from Anam Semiconductor Inc. combined to keep our gross margins within our target range, despite strong pricing pressures. We believe our performance during the first half of 1998 positions us well for the industry recovery when it does occur."

The statements in this news release, other than the historical financial information, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ from anticipated results. Further information on risk factors that could affect the company's results is detailed in the company's filings with the Securities and Exchange Commission, including the Report on Form 10-Q for the quarter ended March 31, 1998.

Amkor Technology, Inc., founded in 1968, is the world's largest independent provider of semiconductor packaging and test services. The company offers a complete set of services including deep submicron wafer fabrication, wafer probe testing, IC packaging assembly and design, final testing, burn-in, characterization and reliability testing. More information on Amkor Technology, Inc. is available from the company's SEC filings and on Amkor's web site, http://www.amkor.com. Amkor Technology, Inc. is traded on the Nasdaq National Market under the symbol AMKR.


        (Condensed Statements of Operations and Balance Sheets to follow)
                                       ###

                             AMKOR TECHNOLOGY, INC.

                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                               DECEMBER 31,          JUNE 30,
                                                                   1997                1998
                                                               ------------        ------------
                                                                                    (UNAUDITED)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents ............................      $     90,917        $    170,461
  Short-term investments ...............................             2,524               2,824
  Accounts receivable --
     Trade, net of allowance for doubtful
       Accounts of $4,234, $5,593 ......................           102,804             106,112
     Due from affiliates ...............................            14,431              39,333
     Other .............................................             4,879               5,675
  Inventories ..........................................           115,870              93,044
  Other current assets .................................            26,997              16,233
                                                              ------------        ------------
          Total current assets .........................           358,422             433,682
                                                              ------------        ------------
PROPERTY, PLANT AND EQUIPMENT, net .....................           427,061             422,533
                                                              ------------        ------------
INVESTMENTS:
  AICL at equity .......................................            13,863                  --
  Other ................................................             5,958               5,836
                                                              ------------        ------------
          Total investments ............................            19,821               5,836
                                                              ------------        ------------
OTHER ASSETS:
  Due from affiliates ..................................            29,186              25,308
  Other ................................................            21,102              60,060
                                                              ------------        ------------
                                                                    50,288              85,368
                                                              ------------        ------------
          Total assets .................................      $    855,592        $    947,419
                                                              ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Short-term borrowings and current portion of
     Long-term debt ....................................      $    167,317        $     32,973
  Trade accounts payable ...............................           113,037              92,863
  Due to affiliates ....................................            15,581               2,413
  Bank overdraft .......................................            29,765              12,937
  Accrued expenses .....................................            43,973              90,784
  Accrued income taxes .................................            26,968              33,284
                                                              ------------        ------------
          Total current liabilities ....................           396,641             265,254
                                                              ------------        ------------
LONG-TERM DEBT .........................................           196,934              18,120
                                                              ------------        ------------
CONVERTIBLE SUBORDINATED NOTES .........................                --             207,000
                                                              ------------        ------------
DUE TO ANAM USA, INC. ..................................           149,776                  --
                                                              ------------        ------------
OTHER NONCURRENT LIABILITIES ...........................            12,084              11,559
                                                              ------------        ------------
COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST ......................................             9,282                  --
                                                              ------------        ------------
STOCKHOLDERS' EQUITY:
  Common stock .........................................                46                 118
  Additional paid-in capital ...........................            20,871             381,487
  Retained earnings ....................................            70,621              63,881
  Cumulative translation adjustment ....................              (663)                 --
                                                              ------------        ------------
          Total stockholders' equity ...................            90,875             445,486
                                                              ------------        ------------
          Total liabilities and stockholders' equity ...      $    855,592        $    947,419
                                                              ============        ============

                             AMKOR TECHNOLOGY, INC.

                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       FOR THE THREE MONTHS
                                                           ENDED JUNE 30,
                                                  --------------------------------
                                                      1997                1998
                                                  ------------        ------------
                                                   (UNAUDITED)         (UNAUDITED)

NET REVENUES ...............................      $    350,471        $    384,724
COST OF REVENUES -- including
Purchases from AICL ........................           299,093             317,106
                                                  ------------        ------------
GROSS PROFIT ...............................            51,378              67,618
                                                  ------------        ------------
OPERATING EXPENSES:
  Selling, general and administrative ......            26,657              28,939
  Research and development .................             2,030               1,938
                                                  ------------        ------------
     Total operating expenses ..............            28,687              30,877
                                                  ------------        ------------
OPERATING INCOME ...........................            22,691              36,741
                                                  ------------        ------------
OTHER (INCOME) EXPENSE:
  Interest expense, net ....................             8,306               4,875
  Foreign currency loss ....................             1,590                 956
  Other expense, net .......................              (319)              1,808
                                                  ------------        ------------
     Total other expense ...................             9,577               7,639
                                                  ------------        ------------
INCOME BEFORE INCOME TAXES,
  EQUITY IN INCOME OF AICL AND
  MINORITY INTEREST ........................            13,114              29,102
PROVISION FOR INCOME TAXES .................             4,186               8,437
EQUITY IN INCOME OF AICL ...................                --                  --
MINORITY INTEREST ..........................               221                (126)
                                                  ------------        ------------
NET INCOME .................................      $      8,707        $     20,791
                                                  ============        ============
PRO FORMA DATA (UNAUDITED):
  Historical income before income taxes,
     equity in income of AICL and
     minority interest .....................      $     13,114        $     29,102
  Pro forma provision for income taxes .....             5,327               8,437
                                                  ------------        ------------
  Pro forma income before equity in
     income of AICL and minority
     interest ..............................             7,787              20,665
  Historical equity in income of
     AICL ..................................                --                  --
  Historical minority interest .............               221                (126)
                                                  ------------        ------------
  Pro forma net income .....................      $      7,566        $     20,791
                                                  ============        ============
  Basic pro forma net income
     per common share ......................      $        .09        $        .20
                                                  ============        ============
  Diluted pro forma net income
     per common share ......................      $        .09        $        .19
                                                  ============        ============

Shares used in computing basic pro
    forma income per common share ..........            82,610             106,035
                                                  ============        ============
Shares used in computing diluted pro
    forma net income per common share ......            82,610             116,427
                                                  ============        ============

                             AMKOR TECHNOLOGY, INC.

                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       FOR THE SIX MONTHS
                                                           ENDED JUNE 30,
                                                  ------------------------------
                                                      1997              1998
                                                  ------------      ------------
                                                   (UNAUDITED)      (UNAUDITED)

NET REVENUES ...............................      $    663,490      $    756,457
COST OF REVENUES -- including
  purchases from AICL ......................           586,542           627,162
                                                  ------------      ------------
GROSS PROFIT ...............................            76,948           129,295
                                                  ------------      ------------
OPERATING EXPENSES:
  Selling, general and administrative ......            47,265            57,654
  Research and development .................             3,515             3,995
                                                  ------------      ------------
     Total operating expenses ..............            50,780            61,649
                                                  ------------      ------------
OPERATING INCOME ...........................            26,168            67,646
                                                  ------------      ------------
OTHER (INCOME) EXPENSE:
  Interest expense, net ....................            16,355            14,397
  Foreign currency loss ....................               100             3,703
  Other expense, net .......................             1,287             5,897
                                                  ------------      ------------
     Total other expense ...................            17,742            23,997
                                                  ------------      ------------
INCOME BEFORE INCOME TAXES,
  EQUITY IN INCOME OF AICL AND
  MINORITY INTEREST ........................             8,426            43,649
PROVISION FOR INCOME TAXES .................             2,689            13,487
EQUITY IN INCOME OF AICL ...................                --                --
MINORITY INTEREST ..........................             1,859               559
                                                  ------------      ------------
NET INCOME .................................      $      3,878      $     29,603
                                                  ============      ============
PRO FORMA DATA (UNAUDITED):
  Historical income before income taxes,
     equity in income of AICL and
     minority interest .....................      $      8,426      $     43,649
  Pro forma provision for income taxes .....             5,389            12,659
                                                  ------------      ------------
  Pro forma income before equity in
     Income of AICL and minority
     Interest ..............................             3,037            30,990
  Historical equity in income of
     AICL ..................................                --                --
  Historical minority interest .............             1,859               559
                                                  ------------      ------------
  Pro forma net income .....................      $      1,178      $     30,431
                                                  ============      ============
  Basic and diluted pro forma net income
     per common share ......................      $        .01      $        .32
                                                  ============      ============

Shares used in computing pro forma basic
    net income per common share ............            82,610            94,323
                                                  ============      ============
Shares used in computing pro forma
   diluted net income per common share .....            82,610            99,519
                                                  ============      ============